UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 3, 2024 (January 1, 2024)

XAI Octagon Floating Rate & Alternative Income Term Trust

(Exact name of registrant as specified in its charter)

Delaware	811-23247	82-235867
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

321 North Clark Street, Suite 2430, Chicago, Illinois	60654
(Address of principal executive offices)	(Zip Code)

Registrants telephone number, including area code (312) 374-6930

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares of Beneficial Interest	XFLT	New York Stock Exchange
6.50% Series 2026 Term Preferred Shares (Liquidation Preference $25.00)	XFLTPRA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensation Arrangements of Certain Officers

The Board of Trustees of XAI Octagon Floating Rate & Alternative Income Term Trust (the “Trust”) has appointed William T. Meyers as an interested trustee, effective as of January 1, 2024.

Mr. Meyers currently serves as President of Rivendell Financial Group, LLC (2021-present). Previously, Mr. Meyers was a Senior Advisor at XA Investments, LLC, the Trust’s investment adviser (2021-2023); Senior Managing Director (2017-2020) and Managing Director (2016-2017) of Nuveen Securities, LLC and Nuveen Fund Advisors, LLC; Senior Vice President (2010-2016) of Nuveen, and has held various positions with Nuveen since 1991.

Mr. Meyers has more than 35 years of experience in the investment management industry, and has personally been involved in origination of more than 150 publicly-traded closed end products. Mr. Meyers’s experience at Nuveen encompassed fund syndication, product development, and product and leverage management. He has a bachelor’s degree from Marquette University and an MBA from the University of Chicago Booth School of Business.

Mr. Meyers is currently considered an “interested person” of the Trust because of his prior position as a Senior Adviser of the Trust’s investment adviser.

Item 7.01.	Regulation FD Disclosure

On January 3, 2024, the Trust announced that, effective January 1, 2024, Lauren Law, Senior Portfolio Manager at Octagon Credit Investors, LLC (“Octagon”) and a member of the firm’s Investment Committee, assumed the position of lead portfolio manager of the Trust. Gretchen Lam previously served as lead portfolio manager of the Trust; effective January 1, 2024, Ms. Lam serves as Chief Executive Officer of Octagon.

Ms. Law is supported by a team of Octagon investment professionals in the day-to-day management of the Trust's portfolio, including Ms. Lam, who will continue to serve on Octagon’s Investment Committee.

In connection with the foregoing, on January 3, 2024, the Trust issued a press release, which is filed as Exhibit 99.1 to this Current Report and is incorporated herein by reference.

The information disclosed under this Item 7.01, including Exhibit 99.1 hereto, shall be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

99.1	Press Release, dated January 3, 2024

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

XAI OCTAGON FLOATING RATE & ALTERNATIVE INCOME TERM TRUST

Date: January 3, 2024	By:	/s/ Benjamin D. McCulloch
	Name:	Benjamin D. McCulloch
	Title:	Secretary and Chief Legal Officer

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